UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Filed by the Registrant     ☑
     Filed by a Party other than the Registrant     ☐
     Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
     ☐     Definitive Proxy Statement
     ☑     Definitive Additional Materials
     ☐     Soliciting Material Pursuant to Rule 14a-12
BARR PHARMACEUTICALS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
Payment of Filing Fee:
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

BARR PHARMACEUTICALS, INC.
400 Chestnut Ridge Road
Woodcliff Lake, NJ 07677
(201) 930-3300

PROXY STATEMENT SUPPLEMENT
DATED SEPTEMBER 30, 2005

ANNUAL MEETING OF STOCKHOLDERS
November 3, 2005

     The proxy statement filed by Barr Pharmaceuticals, Inc. (the “Company”) on September 27, 2005, relating to the Annual Meeting of Stockholders to be held on November 3, 2005, inadvertently included in Proposal No. 2 an incorrect price for the closing price of the Company’s Common Stock on September 21, 2005. The closing price of a share of Common Stock on September 21, 2005 (the most recent practicable date before publication of the proxy statement) was $53.15. The proxy statement also inadvertently omitted the form of proxy card to be sent to the Company’s stockholders, which should have been included as Annex B. The form of proxy card is attached hereto.

ANNEX B
BARR PHARMACEUTICALS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
November 3, 2005
     The undersigned hereby appoints Bruce L. Downey and Frederick J. Killion, and each of them, as proxies, each with the power to appoint his substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders at 10:00 a.m. local time, on November 3, 2005, at The Woodcliff Lake Hilton, 200 Tice Blvd., Woodcliff Lake, NJ, 07677 and any postponements or adjournments thereof. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or adjournments thereof.
     UNLESS YOU INDICATE OTHERWISE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, AND PROPOSAL NO. 3 AND “AGAINST” PROPOSAL NO. 4. IN ADDITION, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ FOLD AND DETACH HERE ▲

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The undersigned hereby acknowledges receipt of the proxy statement and notice of Annual Meeting to be held November 3, 2005.	Please	[ ]
Mark Here
for Address
Change or Comments
SEE REVERSE SIDE

1.	Election of Directors	FOR all nominees listed (except as marked)	[ ]

(Instructions: To withhold authority to vote for
any individual nominee strike a line through
the nominee’s name in the list below)

		WITHHOLD AUTHORITY to vote for nominees	[ ]

01) Bruce L. Downey, 02) Paul M. Bisaro
03) Carole S. Ben-Maimon, 04) George P. Stephan,
05) Jack M. Kay, 06) Harold N. Chefitz,
07) Richard R. Frankovic, 08) Peter R. Seaver,
09) James S. Gilmore, III

		FOR	AGAINST	ABSTAIN
2.	Increase of authorized shares for the Barr Pharmaceuticals, Inc. Employee Stock Purchase Plan	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

3.	Ratification of the selection of Deloitte & Touche LLP as the independent auditor of the Company for the fiscal year ending June 30, 2006.	[ ]	[ ]	[ ]

		FOR	AGAINST	ABSTAIN

4.	Elimination of animal-based test methods	[ ]	[ ]	[ ]

			YES	NO

		DO YOU PLAN TO ATTEND THE MEETING?	[ ]	[ ]

PLEASE DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Signature____________________________________Signature__________________________ Date________________
(Please sign exactly as name appears hereon. If stock is registered in more than one name, each holder should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add our title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.)

▲ FOLD AND DETACH HERE ▲

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/brl Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

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